Rev November 2021175599335_2 THE PLANET FITNESS, INC. AMENDED AND RESTATED 2018 EMPLOYEE STOCK PURCHASE PLAN Section 1. Defined Terms Exhibit A which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms. Section 2. Purpose of Plan The Plan is intended to enable Eligible Employees of the Company and its Designated Subsidiaries to use payroll deductions to purchase shares of Stock, and thereby acquire an interest in the future of the Company. Initially, the Plan is not intended to qualify as an “employee stock purchase plan” under Section 423. From and after such date as the Company, in its discretion determines that the Plan is able to satisfy the requirements under Section 423 and that it will operate the Plan in accordance with such requirements (such date, the “Section 423 Effective Date”), the Plan is intended to qualify as an “employee stock purchase plan” under Section 423 and will be operated and construed accordingly. Except as specifically provided under Section 4, and unless the Plan is amended pursuant to Section 20, the operative terms of the Plan as in effect on the Effective Date will remain the same on and after the Section 423 Effective Date. Section 3. Options to Purchase Stock Subject to adjustment pursuant to Section 18, the maximum aggregate number of shares of Stock available for purchase pursuant to the exercise of Options granted under the Plan to Eligible Employees will be 1,000,000 shares. The shares of Stock to be delivered upon exercise of Options under the Plan may be either shares of authorized but unissued Stock, treasury Stock, or Stock acquired in an open-market transaction, all as the Board may determine. If any Option granted under the Plan expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased shares of Stock subject to such Option will again be available for purchase pursuant to the exercise of Options under the Plan. If, on an Exercise Date, the total number of shares of Stock that would otherwise be subject to Options granted under the Plan exceeds the number of shares of Stock then available under the Plan (after deduction of all shares of Stock for which Options have been exercised or are then outstanding), the Administrator shall make a pro rata allocation of the shares of Stock remaining available for the Option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Administrator shall give written notice to each Participant of such reduction of the number of Options affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

2 175599335_2 Section 4. Eligibility Subject to Section 15, and any exceptions and limitations set forth in Section 6, or as may be provided elsewhere in the Plan, each Employee who (a) has been continuously employed by the Company or a Designated Subsidiary for at least ninety (90) days as of the first day of any Option Period, (b) customarily works twenty (20) hours or more per week, (c) is not a “highly compensated employee” that is an “officer” of the Company subject to Section 16 of the Exchange Act, and (d) satisfies the requirements set forth in the Plan will be an Eligible Employee. Notwithstanding the above, an Employee who is a citizen or resident of a foreign jurisdiction (without regard to whether such Employee is also a citizen of the United States or resident alien in the United States) shall not be an Eligible Employee with respect to the Plan if the grant of an Option to such Employee is prohibited under the laws of the Employee’s foreign jurisdiction or compliance with the laws of the foreign jurisdiction would cause the Plan or an Option to violate the requirements of Section 423, to the extent applicable. Furthermore, in no event may an Employee be granted an Option under the Plan if, immediately after the Option is granted, the Employee would own (or pursuant to Section 424(d) of the Code would be deemed to own) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its Parent or Subsidiaries, if any. The Administrator may, for Option Periods that have not yet commenced, establish additional eligibility requirements not inconsistent with Section 423, to the extent applicable. Section 5. Option Periods The Plan will generally be implemented by a series of “Option Periods”. Unless otherwise determined by the Administrator, the Option Periods will be the six-month periods commencing January 1 and ending June 30 and commencing July 1 and ending December 31 of each year. Each June 30 and December 31 will be an “Exercise Date”. The Administrator may change the Exercise Date and the commencement date, ending date and duration of the Option Periods to the extent permitted by Section 423, to the extent applicable. Section 6. Option Grant Subject to the limitations set forth in Section 4 and Section 10 and the Maximum Share Limit, on the first day of an Option Period, each Participant will be automatically granted an Option to purchase shares of Stock on the Exercise Date, provided, however, that no Participant will be granted an Option under the Plan that permits the Participant’s right to purchase shares of Stock under the Plan and under all other employee stock purchase plans of the Company and its Subsidiaries, if any, to accrue at a rate that exceeds $25,000 in Fair Market Value (or such other maximum as may be prescribed from time to time by the Code) for each calendar year during which any Option granted to such Participant is outstanding at any time, as determined in accordance with Section 423(b)(8) of the Code. Section 7. Method of Participation To participate in an Option Period, an Eligible Employee must execute and deliver to the Administrator a payroll deduction and participation authorization form in accordance with the procedures prescribed by and in a form acceptable to the Administrator and, in so doing, the Eligible Employee will thereby become a Participant as of the first day of such Option Period.

3 175599335_2 Such an Eligible Employee will remain a Participant with respect to subsequent Option Periods until his or her participation in the Plan is terminated as provided herein. Such payroll deduction and participation authorization must be delivered no later than ten (10) business days prior to the first day of an Option Period, or such other time as specified by the Administrator. A Participant’s authorization will remain in effect for subsequent Option Periods unless the Participant files a new authorization not less than ten (10) business days prior to the first day of an Option Period (or such other time as specified by the Administrator) or the Participant’s Option is cancelled pursuant to Section 15 or Section 16. Except as otherwise determined by the Administrator, during an Option Period, payroll deduction authorizations may not be increased or decreased, except that a Participant may terminate his or her payroll deduction authorization by canceling his or her Option in accordance with Section 15. Except as otherwise determined by the Administrator, each payroll deduction authorization will request payroll deductions in an amount (expressed as a whole percentage) between one percent (1%) and ten percent (10%) of the employee’s total compensation per payroll period, including base pay or base salary, overtime, shift differentials, bonuses and commissions. If the Administrator determines that another limit shall be imposed on maximum payroll deductions hereunder or that eligible compensation shall be defined in a different manner, determinations shall be made in a manner that satisfies the requirements of Treasury Regulation §1.423-2(f)(2), to the extent applicable. All payroll deductions made pursuant to this Section 7 will be credited to the Participant’s Account. Amounts credited to a Participant’s Account will not be required to be set aside in trust or otherwise segregated from the Company’s general assets. Section 8. Method of Payment A Participant must pay for shares of Stock purchased upon the exercise of an Option with accumulated payroll deductions credited to the Participant’s Account. Section 9. Purchase Price The Purchase Price of shares of Stock issued pursuant to the exercise of an Option on each Exercise Date will be eighty-five percent (85%) (or such greater percentage specified by the Administrator to the extent permitted under Section 423, to the extent applicable) of one of the following, as selected by the Administrator prior to the commencement of the relevant Option Period: (a) the Fair Market Value of a share of Stock on the date on which the Option was granted pursuant to Section 6 (i.e., the first day of the Option Period); (b) the Fair Market Value of a share of Stock on the date on which the Option is deemed exercised pursuant to Section 10 (i.e., the Exercise Date); or (c) the lesser of (a) and (b).

4 175599335_2 Section 10. Exercise of Options Subject to the limitations set forth in Section 6 and this Section 10, with respect to each Option Period, on the applicable Exercise Date, each Participant will be deemed to have exercised his or her Option and the accumulated payroll deductions in the Participant’s Account will be applied to purchase the greatest number of whole shares of Stock (rounded down to the nearest whole share) that can be purchased with such Account balance at the applicable Purchase Price, provided, however, that no more than 2,500 shares of Stock may be purchased by a Participant on any Exercise Date, or such lesser number as the Administrator may prescribe in accordance with Section 423 (the “Maximum Share Limit”). As soon as practicable thereafter, shares of Stock so purchased will be placed, in book-entry form, into a record keeping account in the name of the Participant. No fractional shares will be purchased. Prior to the commencement of an Option Period, the Administrator shall determine whether any payroll deductions accumulated in a Participant’s Account that are not sufficient to purchase a full share will be retained in the Participant’s Account for the subsequent Option Period, subject to earlier withdrawal by the Participant as provided in Section 15 hereof, or returned to the Participant or his or her designated beneficiary or legal representative, as applicable, without interest, as soon as administratively practicable after the Exercise Date or earlier withdrawal, as applicable. Except as provided above with respect to fractional shares, any amount of payroll deductions in a Participant’s Account that are not used for the purchase of shares of Stock, whether because of the Participant’s withdrawal from participation in an Option Period or for any other reason, will be returned to the Participant or his or her designated beneficiary or legal representative, as applicable, without interest, as soon as administratively practicable after such withdrawal or other event, as applicable. If the Participant’s accumulated payroll deductions on the Exercise Date would otherwise enable the Participant to purchase shares of Stock in excess of the limits specified in Section 6 or the Maximum Share Limit, the excess of the amount of the accumulated payroll deductions over the aggregate Purchase Price of the shares of Stock actually purchased will be returned to the Participant, without interest, as soon as administratively practicable after such Exercise Date. Notwithstanding any provision of the Plan to the contrary, no Option may be exercised after 27 months from its grant date. Section 11. Restrictions on Transfer; Plan Accounts; Disqualifying Dispositions By electing to participate in the Plan, each Participant agrees to be subject to the restrictions and covenants set forth in this Section 11. Shares of Stock purchased under the Plan by a Participant may be subject to such restrictions on transfer, sale, pledge or alienation of such shares as determined by the Administrator. Further, for such period determined by the Administrator, all shares of Stock purchased under the Plan by a Participant will be subject to a restriction prohibiting the transfer of such shares of Stock by the Participant from the account where such shares of Stock are initially held until such shares are sold through the Plan’s custodian and record keeper.

5 175599335_2 By electing to participate in the Plan, each Participant agrees to provide such information about any transfer of Stock acquired under the Plan that occurs within two years after the first day of the Option Period in which such Stock was acquired and within one year after the acquisition of such Stock as may be requested by the Company or any Designated Subsidiary in order to assist such entity in complying with applicable tax laws. Section 12. Interest No interest will be payable on any amount held in the Account of any Participant. Section 13. Taxes Payroll deductions will be made on an after-tax basis. The Administrator will have the right, as a condition to exercising an Option, to make such provision as it deems necessary to satisfy its obligations to withhold federal, state, local income or other taxes incurred by reason of the exercise of the Option and/or the purchase or disposition of shares of Stock under the Plan. In the Administrator’s discretion and subject to applicable law, such tax obligations may be paid in whole or in part by delivery of shares of Stock to the Company, including shares of Stock purchased under the Plan, valued at Fair Market Value, but not in excess of the minimum statutory amounts required to be withheld or such greater amount that would not result in adverse accounting consequences to the Company in the discretion of the Administrator. Section 14. Section 409A; Limitation of Liability Prior to the Section 423 Effective Date, the Plan and all Options are intended to be exempt from Section 409A as “short-term deferrals” within the meaning of Treasury Regulation §1.409A- 1(b)(4), and following the Section 423 Effective Date, as “statutory stock options” within the meaning of Treasury Regulation §1.409A-1(b)(5)(ii), and the Plan and the Options will be interpreted and administered accordingly. Notwithstanding anything to the contrary in the Plan, neither the Company nor the Administrator, nor any Person acting on behalf of the Company or the Administrator, will be liable to any Participant or other Person by reason of any acceleration of income, any additional tax, or any other tax or liability asserted by reason of the failure of the Plan or any Option to be exempt from or satisfy the requirements of Section 409A. Section 15. Cancellation and Withdrawal A Participant who holds an Option under the Plan may cancel all (but not less than all) of his or her Option and terminate his or her payroll deduction authorization by revoking such authorization by written notice delivered to the Administrator, which, to be effective with respect to an upcoming Exercise Date, must be delivered not later than ten (10) business days prior to such Exercise Date (or such other time as specified by the Administrator). Upon such termination and cancellation, the balance in the Participant’s Account will be returned to the Participant, without interest, as soon as administratively practicable thereafter. Section 16. Termination of Employment; Death of Participant Upon the termination of a Participant’s employment with the Company (or a Designated Subsidiary, as applicable) for any reason or the death of a Participant during an Option Period prior

6 175599335_2 to an Exercise Date, or in the event the Participant ceases to qualify as an Eligible Employee, the Participant will cease to be a Participant, any Option held by him or her under the Plan will be deemed canceled, the balance in the Participant’s Account will be returned to the Participant (or his or her estate or designated beneficiary in the event of the Participant’s death), without interest, as soon as administratively practicable thereafter, and the Participant will have no further rights under the Plan. Section 17. Equal Rights; Participant’s Rights Not Transferable All Participants granted Options under the Plan will have the same rights and privileges consistent with the requirements set forth in Section 423, to the extent applicable. Any Option granted under the Plan will be exercisable during the Participant’s lifetime only by him or her and may not be sold, pledged, assigned, or transferred in any manner. In the event any Participant violates or attempts to violate the terms of this Section 17, as determined by the Administrator in its sole discretion, any Options held by him or her may be terminated by the Company and, upon the return to the Participant of the balance of his or her Account, without interest, all of the Participant’s rights under the Plan will terminate. Section 18. Change in Capitalization; Merger In the event of any change in the outstanding Stock by reason of a stock dividend, split-up, recapitalization, merger, consolidation, reorganization, or other capital change, the aggregate number and type of shares of Stock available under the Plan, the number and type of shares of Stock granted under any outstanding Options, the maximum number and type of shares of Stock purchasable under any outstanding Option and the purchase price per share of Stock under any outstanding Option will be appropriately adjusted, provided, however, that no such adjustment will be made unless the Administrator is satisfied that it will not constitute a modification of the rights granted under the Plan or otherwise disqualify the Plan as an employee stock purchase plan under the provisions of Section 423, to the extent applicable. In the event of a sale of all or substantially all of the Stock or a sale of all or substantially all of the assets of the Company, or a merger or similar transaction in which the Company is not the surviving corporation or that results in the acquisition of the Company by another person, the Administrator may, in its discretion, (a) if the Company is merged with or acquired by another corporation, provide that each outstanding Option will be assumed or exchanged for a substitute Option granted by the acquiror or successor corporation or by a parent or subsidiary of the acquiror or successor corporation, (b) cancel each outstanding Option and return the balances in Participants’ Accounts to the Participants, and/or (c) pursuant to Section 20, terminate the Option Period on or before the date of the proposed sale, merger or similar transaction. Section 19. Administration of Plan; Separate Offerings; Sub-Plans The Plan will be administered by the Administrator, which will have the right to determine any questions that may arise regarding the interpretation and application of the provisions of the Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. All determinations and decisions by the Administrator regarding the interpretation or application of the Plan will be final and binding on all Participants.

7 175599335_2 The Administrator may specify the manner in which Employees are to provide notices and payroll deduction authorizations. Notwithstanding any requirement of “written notice” herein, the Administrator may permit Employees to provide notices and payroll deduction authorizations electronically. Notwithstanding the foregoing provisions of this Plan to the contrary, consistent with the requirements of Section 423, to the extent applicable, the Administrator may, in its sole discretion, amend the terms of the Plan, or an offering, and/or provide for separate offerings under the Plan in order to, among other things, reflect the impact of local law outside of the United States as applied to one or more Eligible Employees and may, where appropriate, establish one or more sub- plans to reflect to such amended provisions. Section 20. Amendment and Termination of Plan The Board reserves the right at any time or times to amend the Plan to any extent and in any manner it may deem advisable, by action of the Board, provided, however, that any amendment that would be treated as the adoption of a new plan for purposes of Section 423, to the extent applicable, will have no force or effect unless approved by the shareholders of the Company within 12 months before or after its adoption. The Plan may be suspended or terminated at any time by the Company, by action of the Board. In connection therewith, the Board may provide, in its sole discretion, either that outstanding Options will be exercisable either at the Exercise Date for the applicable Option Period or on such earlier date as the Board may specify (in which case such earlier date will be treated as the Exercise Date for the applicable Option Period), or that the balance of each Participant’s Account will be returned to the Participant, without interest. Section 21. Approvals Notwithstanding anything herein to the contrary, the obligation of the Company to issue and deliver shares of Stock under the Plan will be subject to the approval required of any governmental authority in connection with the authorization, issuance, sale or transfer of said shares of Stock, to any requirements of any national securities exchange applicable thereto, and to compliance by the Company with other applicable legal requirements in effect from time to time. Section 22. Participants’ Rights as Shareholders and Employees A Participant will have no rights or privileges as a shareholder of the Company and will not receive any dividends in respect of any shares of Stock covered by an Option granted hereunder until such Option has been exercised, full payment has been made for such shares of Stock, and the shares of Stock have been issued to the Participant. Nothing contained in the provisions of the Plan will be construed as giving to any Employee the right to be retained in the employ of the Company or any Designated Subsidiary or as interfering with the right of the Company or any Designated Subsidiary to discharge, promote, demote or otherwise re-assign any Employee from one position to another within the Company any Designated Subsidiary at any time.

8 175599335_2 Section 23. Governing Law The Plan will be governed by and interpreted consistently with the laws of the State of Delaware, except as may be necessary to comply with applicable requirements of federal law. For purposes of litigating any dispute that arises under the Plan, such litigation shall be conducted only in the courts of New Hampshire, or the federal courts for the United States for the District of New Hampshire, and no other courts. Section 24. Effective Date and Term Subject to the approval by the Company’s shareholders at the Company’s 2018 annual meeting, the Plan became effective on May 2, 2018 (the “Effective Date”) and no rights will be granted hereunder after the earliest to occur of (a) the Plan’s termination by the Company, (b) the issuance of all shares of Stock available for issuance under the Plan or (c) the day before the ten (10)-year anniversary of the date the Company’s shareholders approve the Plan.

9 175599335_2 EXHIBIT A Definition of Terms The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below: “Account”: A payroll deduction account maintained in a Participant’s name on the books of the Company or a Designated Subsidiary. “Administrator”: The Compensation Committee of the Board and its delegates, except that the Compensation Committee may delegate its authority under the Plan to a sub-committee comprised of one or more of its members, to members of the Board, or to officers or employees of the Company to the extent permitted by applicable law. In each case, references herein to the Administrator refer, as applicable, to such persons or groups so delegated to the extent of such delegation. “Board”: The Board of Directors of the Company. “Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect. “Company”: Planet Fitness, Inc. “Designated Subsidiary”: A Subsidiary of the Company that has been designated by the Board or the Compensation Committee of the Board from time to time as eligible to participate in the Plan. Exhibit B sets forth the Designated Subsidiaries as of the Effective Date. “Effective Date”: The date set forth in Section 25 of the Plan. “Eligible Employee”: Any Employee who meets the eligibility requirements set forth in Section 4 of the Plan. “Employee”: Any person who is employed by the Company or a Designated Subsidiary. For the avoidance of doubt, independent consultants and independent contractors are not “Employees”. “Exercise Date”: The date set forth in Section 5 of the Plan or otherwise designated by the Administrator with respect to a particular Option Period on which a Participant will be deemed to have exercised the Option granted to him or her for such Option Period. “Fair Market Value”: (a) If the Stock is readily traded on an established national exchange or trading system (including the New York Stock Exchange), the closing price of the Stock as reported by the principal exchange on which such Stock is traded, provided, however, that if such day is not a trading day, Fair Market Value will mean the reported closing price of the Stock for the immediately preceding day that is a trading day.

10 175599335_2 (b) If the Stock is not traded on an established national exchange or trading system, the average of the bid and ask prices for such Stock where the bid and ask prices are quoted. (c) If the Stock cannot be valued pursuant to clauses (a) or (b), the value as determined in good faith by the Board in its sole discretion. “Maximum Share Limit”: The meaning set forth in Section 10 of the Plan. “Option”: An option granted pursuant to the Plan entitling the holder to acquire shares of Stock upon payment of the Purchase Price per share of Stock. “Option Period”: An offering period established in accordance with Section 5 of the Plan. “Parent”: A “parent corporation” as defined in Section 424(e) of the Code. “Participant”: An Eligible Employee who elects to enroll in the Plan. “Plan”: The Amended and Restated Planet Fitness, Inc. 2018 Employee Stock Purchase Plan, as from time to time amended and in effect. “Purchase Price”: The price per share of Stock with respect to an Option Period determined in accordance with Section 9 of the Plan. “Section 409A”: Section 409A of the Code and the regulations thereunder. “Section 423”: Section 423 of the Code and the regulations thereunder. “Stock”: Class A common stock of the Company, par value $0.01 per share. “Subsidiary”: On and after the Section 423 Effective Date, a “Subsidiary” shall be limited to a “subsidiary corporation” as defined in Section 424(f) of the Code. Prior to the Section 423 Effective Date, a “Subsidiary” may also include a subsidiary of the Company that would be described in the first sentence of Section 1.409A-1(b)(5)(iii)(E) of the Treasury Regulations.

11 175599335_2 EXHIBIT B Designated Subsidiaries Pla-Fit Franchise, LLC